CENTURION FUNDS, INC.
on behalf of the
Centurion U.S. Equity Fund
Centurion International Equity Fund
Centurion U.S. Contra Fund
Centurion International Contra Fund

Supplement to the Prospectus and
Statement of Additional Information
each dated December 4, 1998

The following replaces certain information contained in the Prospectus and Statement of Additional
Information of the Funds listed above:

Effective immediately, the following investment personnel have joined the Credit Suisse Asset
Management ("CSAM") investment team, consisting of Jeffrey A. Geller and Anthony J. Antonucci, in the management of the Funds:

Christian T. Lee is an Assistant Vice President of CSAM and researches trading opportunities by designing and programming analytical tools for currency and equity markets. He oversees operational and accounting issues.
Before joining CSAM in 1996, he was responsible for the risk management of derivatives positions at Mitsubishi
Bank. Mr. Lee holds a B.A. in Economics and Finance from the University of Rochester.

Nelson Louie is an Assistant Vice President of CSAM and is responsible for all exchange-traded futures analysis and execution. Prior to joining CSAM in 1993, he was an operations specialist with the funds management group at Bankers Trust. Mr. Louie holds a B.A. in Economics from Union College.


Dated:  November 5, 1999